SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          PEOPLES FINANCIAL CORPORATION
     _______________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                          PEOPLES FINANCIAL CORPORATION
     _______________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                          PEOPLES FINANCIAL CORPORATION

                              211 Lincoln Way East
                              Massillon, Ohio 44646
                                 (330) 832-7441

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that the 1997 Annual Meeting of Shareholders of Peoples Financial Corporation ("PFC") will be held at the main office of Peoples Federal Savings and Loan Association of Massillon, 211 Lincoln Way East,
Massillon, Ohio 44646, on March 19, 1997, at 2:00 p.m., Eastern Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     1.   To elect three directors of PFC for terms expiring in 1999;

     2. To approve the Peoples Financial Corporation 1997 Stock Option and Incentive Plan, a copy of which is attached hereto as Exhibit A;

     3. To approve the Peoples Financial Corporation Recognition and Retention Plan and Trust Agreement, a copy of which is attached hereto as Exhibit B;

     4. To ratify the selection of Grant Thornton LLP as the auditors of PFC for the current fiscal year; and

     5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only shareholders of PFC of record at the close of business on January 28, 1997, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING MAY BE ASSURED. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                    By Order of the Board of Directors



                                    Paul von Gunten, President


Massillon, Ohio
February 7, 1997

                          Peoples Financial Corporation
                              211 Lincoln Way East
                              Massillon, Ohio 44646
                                 (330) 832-7441

                                 PROXY STATEMENT

                                     PROXIES


     The enclosed proxy is being solicited by the Board of Directors of Peoples Financial Corporation, an Ohio corporation ("PFC"), for use at the 1997 Annual Meeting of Shareholders of PFC to be held at the main office of Peoples Federal Savings and Loan Association of Massillon ("Peoples Federal"), 211 Lincoln Way East, Massillon, Ohio 44646, on March 19, 1997, at 2:00 p.m., Eastern Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the proxy may be revoked by a shareholder by execution of a later dated proxy which is received by PFC before the proxy is exercised or by giving notice of revocation to PFC in writing or in open meeting before the proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

     Each properly executed proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

          FOR the election of Victor C. Baker, Vincent G. Matecheck and Paul von Gunten as directors of PFC for terms expiring in 1999;

          FOR the approval of the Peoples Financial Corporation 1997 Stock Option and Incentive Plan (the "Stock Option Plan"), a copy of which is attached hereto as Exhibit A;

          FOR the approval of the Peoples Financial Corporation Recognition and Retention Plan and Trust Agreement (the "RRP"), a copy of which is attached hereto as Exhibit B; and

          FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of PFC for the current fiscal year.

Proxies may be solicited by the directors, officers and other employees of PFC and Peoples Federal Savings and Loan Association of Massillon ("Peoples Federal"), in person or by telephone, telecopy, telegraph or mail, only for use at the Annual Meeting. Such proxies will not be used for any other meeting. The cost of soliciting proxies will be borne by PFC.

     Only shareholders of record as of the close of business on January 28, 1997 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. PFC's records disclose that, as of the Voting Record Date, there were 1,491,012 votes entitled to be cast at the Annual Meeting.

     This Proxy Statement is first being mailed to the shareholders of PFC on or about February 7, 1997.

                                  VOTE REQUIRED

Election of Directors

     Under Ohio law and PFC's Code of Regulations (the "Regulations"), the three nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the re-election of the three nominees.

Approval of the Stock Option Plan and the RRP

     The affirmative vote of the holders of at least a majority of the outstanding shares of PFC is necessary to approve the Stock Option Plan and the RRP. Generally, shares which are held by a nominee for a beneficial owner and which are represented in person or by proxy at the Annual Meeting but not voted with respect to such proposals ("Non-votes") will have the same effect as a vote against the approval of the Stock Option Plan and the RRP. If, however, a shareholder has signed and dated a proxy in the form of the enclosed Proxy but has not voted on the approval of the Stock Option Plan or the RRP by checking the appropriate block on the Proxy, such person's shares will be voted FOR the adoption of the Stock Option Plan or the RRP and will not be considered Non-votes.

Ratification of Selection of Auditors

     The affirmative vote of the holders of a majority of the shares of PFC represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of PFC for the current fiscal year. Non-votes will have the same effect as a vote against the approval of such ratification, as will abstentions. If, however, a shareholder has signed and dated a proxy in the form of the enclosed Proxy but has not voted on the ratification of the selection of Grant Thornton by checking an appropriate block on the Proxy, such person's shares will be voted FOR the ratification of the selection of Grant Thornton and will not be considered Non-votes.


VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the only person known to PFC to own beneficially more than five percent of the outstanding common shares of PFC as of January 15, 1997:

                                AMOUNT AND NATURE OF             PERCENT OF
NAME AND ADDRESS                BENEFICIAL OWNERSHIP         SHARES OUTSTANDING
----------------                --------------------         ------------------

Jeffrey S. Hallis                      132,384                      8.9%
500 Park Avenue
Fifth Floor
New York, New York 10022

--------------------------

(1) According to a Schedule 13D provided to PFC by Mr. Hallis, Mr. Hallis possesses sole voting and investment control over (1) 115,192 common shares pursuant to the Agreements of Limited Partnership of Tyndall Partners, L.P., and Madison Avenue Partners, L.P., and (2) 17,192 common shares owned jointly with his spouse.

     The following table sets forth certain information with respect to the number of common shares of PFC beneficially owned by each director of PFC and by all directors and executive officers of PFC as a group as of January 15, 1997:

                                   AMOUNT AND NATURE OF
                                   BENEFICIAL OWNERSHIP
                            -----------------------------------
                            SOLE VOTING AND   SHARED VOTING AND     PERCENT OF
NAME AND ADDRESS (1)        INVESTMENT POWER   INVESTMENT POWER       SHARES
--------------------        ----------------   ----------------     OUTSTANDING
                                                                    -----------

Victor C. Baker                  8,000                  -                .54%
James P. Bordner                 2,000              3,000                .34
Vincent G. Matecheck             8,300                100                .56
Thomas E. Shelt                 16,000              4,500               1.37
Vince E. Stephan                10,000                  -                .67
Paul von Gunten                 38,192             13,000               3.43
All directors and executive
 officers of PFC as a group     82,492             21,600               6.98%
 (7 people)

---------------------------

(1) Each of the persons listed in this table may be contacted at the address of PFC.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

Election of Directors

     The Regulations provide for a Board of Directors consisting of six persons divided into two classes. In accordance with Section 2.02 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of PFC by the later of the November 30th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of PFC owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

     The Board of Directors proposes the re-election of the following persons to serve until the Annual Meeting of Shareholders in 1999 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

                                                     DIRECTOR        DIRECTOR
                                                      OF PFC        OF PEOPLES
  NAME                AGE (1)   POSITION(S) HELD      SINCE (2)    FEDERAL SINCE
  ----                -------   ----------------     ---------    -------------

  Victor C. Baker       73      Director               1995            1984
  Vincent G. Matecheck  52      Director, Secretary    1995            1987
                                  and Attorney
  Paul von Gunten       70      Director, President    1995            1968
                                  and CEO

-----------------------------

(1)  As of January 31, 1997.

(2) Messrs. Baker, Matecheck and von Gunten became directors of PFC in connection with the conversion of Peoples Federal from mutual to stock form (the "Conversion") and the formation of PFC as the holding company for Peoples Federal.


     If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

     The following directors will continue to serve as directors of PFC after the Annual Meeting for the terms indicated:

                                              DIRECTOR OF                    DIRECTOR OF
NAME              AGE (1)   POSITIONS HELD   PFC SINCE (2)  TERM EXPIRES   PEOPLES FEDERAL
----              -------   --------------   ---------------------------        SINCE
                                                                           ---------------
James P. Bordner    54      Director             1995           1998            1992

Thomas E. Shelt     63      Director             1995           1998            1978

Vince E. Stephan    80      Director and         1995           1998            1970
                              Chairman of
                              the Board


-----------------------------

(1)  As of January 31, 1997.

(2)  Each director became a director of PFC in connection with the Conversion.


     Mr. Baker retired in 1982 after owning and operating Sunny Slope Orchard, a family operated, wholesale and retail fruit market, bakery and sweet shop located in Massillon, Ohio, for 40 years.

     Mr. Matecheck has served as legal counsel to Peoples Federal since 1992 and as Vice President from February 1995 to January 1996. Mr. Matecheck has been a sole practitioner since 1971. He is also the Secretary and a director of P. J. Bordner and Company, Inc., and Polymer Packaging, Inc., of Canton, Ohio; a partner of Federal Avenue Office Building Company; a director of Gordy Graybill, Inc.; and the President and a member of the Board of Trustees of the United Way of Western Stark County.

     Mr. von Gunten has been employed by Peoples Federal since 1948 and has served as President and Chief Executive Officer since 1979. Mr. von Gunten has served as President of PFC since 1995.

     Mr. Bordner has been the President of P. J. Bordner and Company, Inc., a grocery store chain in Massillon, Ohio, since 1980.

     Mr. Shelt was employed by Peoples Federal from 1961 until his retirement in December 1994. For the last fifteen years of his employment, he served as Vice President. He is currently engaged in farming and real estate investment.

     Mr. Stephan has been Chairman of the Board of Peoples Federal since 1989. He is Vice President of Manchester Hardware, Inc., a hardware store located in Manchester, Ohio, and retired in 1980 after serving for 25 years as an insurance agent for Nationwide Company in Canal Fulton, Ohio. He currently operates a family farm.

Meetings of Directors

     PFC was incorporated in November 1995. The Board of Directors of PFC met five times for regularly scheduled and special meetings during the fiscal year ended September 30, 1996. Each director attended at least 75% of the aggregate of such meetings. No PFC Board of Directors committee meetings were held during fiscal year 1996.

     Each director of PFC is also a director of Peoples Federal. The Board of Directors of Peoples Federal met 18 times for regularly scheduled and special meetings during the fiscal year ended September 30, 1996. Each director attended at least 75% of the aggregate of such meetings.

Committees of Directors

     The Board of Directors of PFC does not have a nominating committee or a compensation committee. Nominees for election to the Board of Directors are selected by the entire Board of Directors. The Board of Directors of PFC has an Audit Committee. The Audit Committee recommends audit firms to the full Board of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Baker, Bordner and Shelt. The Audit Committee did not meet during the fiscal year ended September 30, 1996.

     The Board of Directors of Peoples Federal has no committees.

Executive Officers

     In  addition  to Mr. von  Gunten,  the  President  of both PFC and  Peoples
Federal, and Mr. Matecheck, the Secretary of PFC, the following persons are executive officers of PFC and Peoples Federal and hold the designated positions:

NAME                AGE (1)           POSITION(S) HELD
----               ---------          ----------------

William P. Hart      58               Vice President of Peoples Federal
Linda L. Fowler      52               Secretary of Peoples Federal
James R. Rinehart    53               Treasurer of PFC and Peoples Federal
Cindy A. Wagner      44               Assistant Treasurer of Peoples Federal

-----------------------------

(1)  As of January 31, 1997.


     Mr. Hart joined Peoples Federal in January 1996. Prior to joining Peoples Federal, Mr. Hart was employed by Citizens Savings Bank in Canton, Ohio, serving as Vice President of Loan Originations since 1978. Mr. Hart has also taught real estate finance in the Continuing Adult Education Programs at Malone College since 1983 and at Kent State University since 1979.

     Ms. Fowler has been employed by Peoples Federal since 1962. She served as Treasurer from 1986 to 1991 and has served as Secretary since 1991.

     Mr. Rinehart has served as Treasurer of PFC since 1995. Mr. Rinehart has also been employed by Peoples Federal since May 1994, first serving as Accountant and then as Assistant Treasurer from January 1995 to March 1996, when he became Treasurer. Prior to joining Peoples Federal, Mr. Rinehart was an accountant with Hall, Kistler & Company P.L.L. ("Hall, Kistler") from 1963 to 1994, with a two-year interruption for military service.

     Ms. Wagner has been employed by Peoples Federal since 1986. She served as Treasurer from 1991 until March 1996, when she became Assistant Treasurer.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

     The following table presents certain information regarding the cash compensation received by the President and Chief Executive Officer of PFC and Peoples Federal. No other executive officer of PFC or Peoples Federal received compensation in excess of $100,000 during the fiscal years ended September 30, 1996 and 1995:

                                            SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------
                            Annual Compensation              All Other
                                                            Compensation
                          ------------------------
Name and             Year       Salary ($)      Bonus ($)
Principal
Position

--------------------------------------------------------------------------
Paul von Gunten      1996      $113,648(1)      $12,500      $17,556(2)
 President and       1995      $105,796(3)      $11,000      $21,812(4)
 Chief Executive
 Officer

-----------------------------

(1) Includes salary of $103,148 and directors' fees of $10,500. Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to PFC or Peoples Federal of providing such benefits to Mr. von Gunten was less than 10% of his cash compensation.

(2) Consists of Peoples Federal's contribution to Mr. von Gunten's 401(k) defined contribution plan account in the amount of $17,347 and the premium of $209 paid by Peoples Federal for insurance on the life of Mr. von Gunten payable to a beneficiary designated by Mr. von Gunten.

(3) Includes salary of $97,496 and directors' fees of $8,300. Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to Peoples Federal of providing such benefits to Mr. von Gunten was less than 10% of his cash compensation.

(4) Consists of Peoples Federal's contribution to Mr. von Gunten's 401(k) defined contribution plan account in the amount of $21,711 and the premium of $101 paid by Peoples Federal for insurance on the life of Mr. von Gunten payable to a beneficiary designated by Mr. von Gunten.


     PFC currently pays no directors' fees. Each director of Peoples Federal receives a retainer fee of $2,400 for service as a director, plus $500 for each monthly meeting attended. The Chairman of the Board and the Vice Chairman of the Board also receive additional monthly fees of $600 and $350, respectively. During the fiscal year ended September 30, 1996, a total of $75,400 was paid in directors' fees.

Employment Agreements

     On November 15, 1996, Peoples Federal entered into an employment agreement with Mr. von Gunten (the "Employment Agreement").

     The Employment Agreement provides for a term of three years, a salary of not less than $102,408 and a performance review by the Board of Directors not less often than annually. The Employment Agreement also provides for the inclusion of Mr. von Gunten in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible.

     The Employment Agreement is terminable by Peoples Federal at any time. In the event of termination by Peoples Federal for "just cause," as defined in the Employment Agreement, Mr. von Gunten will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Peoples Federal other than for just cause, at the end of the term of the Employment Agreement or in connection with a "change of control," as defined in the Employment Agreement, Mr. von Gunten will be entitled to a continuation of salary payments for a period of time equal to the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment Agreement or the date on which Mr. von Gunten becomes employed full-time by another employer.

     The Employment Agreement also contains provisions with respect to the occurrence of the following within one year of a "change of control": (1) the termination of employment of Mr. von Gunten for any reason other than just cause, retirement or termination at the end of the term of the Employment Agreement; (2) a material change in the capacity or circumstances in which Mr. von Gunten is employed; or (3) a material reduction in his responsibilities, authority, compensation or other benefits provided under the Employment Agreement. In the event of any such occurrence, Mr. von Gunten will be entitled to receive an amount equal to three times his average annual compensation for the three taxable years immediately preceding the termination of employment. In addition, Mr. von Gunten will be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum which Mr. von Gunten may receive under such provisions, however, is limited to an amount that will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and an amount that will not violate applicable restrictions of the Office of Thrift Supervision (the "OTS"). A "change of control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the ownership or power to vote 10% or more of the voting stock of Peoples Federal or PFC, the control of the election of a majority of the directors of Peoples or PFC or the exercise of a controlling influence over the management or policies of Peoples Federal or PFC.

Certain Transactions

     In accordance with OTS regulations, Peoples Federal makes loans to executive officers and directors of Peoples Federal and PFC in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable loans to other persons. All loans outstanding to executive officers and directors during the last two fiscal years were made pursuant to such policy, do not involve more than the normal risk of collectibility or present other unfavorable features and are current in their payments.

     During the fiscal year ended September 30, 1996, Peoples Federal retained the services of Vincent G. Matecheck, an attorney engaged in private practice in the Massillon area. Mr. Matecheck is a director of Peoples Federal and PFC and serves as general counsel to Peoples Federal. During fiscal years 1995 and 1996, Mr. Matecheck was paid $13,549 and $16,199, respectively, for services rendered as general counsel to Peoples Federal.


          PROPOSAL TWO - APPROVAL OF THE PEOPLES FINANCIAL CORPORATION
                      1997 STOCK OPTION AND INCENTIVE PLAN


General

     On January 22, 1997, the Board of Directors of PFC adopted the Stock Option Plan. In accordance with the terms of the Stock Option Plan and regulations of the OTS, the Stock Option Plan must be approved by the holders of a majority of the outstanding shares of PFC. The provisions of the Stock Option Plan comply with OTS regulations. The OTS in no way endorses or approves the Stock Option Plan. The Board of Directors of PFC recommends that the shareholders of PFC approve the Stock Option Plan.

     The following is a summary of the terms of the Stock Option Plan and is qualified in its entirety by reference to the full text of the Stock Option Plan, a copy of which is attached hereto as Exhibit A.

Purpose, Administration and Eligibility

     The purposes of the Stock Option Plan include retaining and providing incentives to the directors, officers and employees of PFC and its subsidiaries by facilitating their purchase of a stock interest in PFC. Pursuant to the Stock Option Plan, 149,101 common shares have been reserved for issuance by PFC upon the exercise of options to be granted to certain directors, officers and employees of Peoples Federal and PFC from time to time under the Stock Option Plan. At January 22, 1997, approximately 27 persons were eligible to receive options granted under the Stock Option Plan. If all shares reserved for issuance pursuant to the exercise of options granted under the Stock Option Plan are issued, the voting power of existing shareholders will be diluted by approximately 9.1% and the influence of directors and officers of PFC over the outcome of the vote on any matters submitted to PFC shareholders, including changes of control, will increase.

     The Stock Option Plan will be administered by a committee of directors composed of at least three directors of PFC who are not employees of PFC (the "Stock Option Committee"). The Stock Option Committee may grant options under the Stock Option Plan at such times as they deem most beneficial to Peoples Federal and PFC on the basis of the individual participant's position and duties and the value of the individual's services and responsibilities to Peoples Federal and PFC. Grants must be made in accordance with OTS regulations which provide that no individual may receive options to purchase more than 25% of the shares which are reserved for issuance under the Stock Option Plan and that no director who is not an employee of PFC or Peoples Federal may receive options to purchase more than 5% of such shares individually or 30% in the aggregate.

     Without further approval of the shareholders, the Board of Directors may at any time terminate the Stock Option Plan or may amend it from time to time in such respects as the Board of Directors may deem advisable, except that the Board of Directors may not, without the approval of the shareholders, make any amendment which would (a) increase the aggregate number of common shares which may be issued under the Stock Option Plan (except for adjustments to reflect certain changes in the capitalization of PFC), (b) materially modify the requirements as to eligibility for participation in the Stock Option Plan, or
(c) materially increase the benefits accruing to participants under the Stock Option Plan. Notwithstanding the foregoing, the Board of Directors may amend the Stock Option Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

Option Terms

     Options granted under the Stock Option Plan may be "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") or may not be ISOs ("Non-qualified Options"). The option exercise price for ISOs and Non-qualified Options will be determined by the Stock Option Committee at the time of grant, but must not be less than 100% of the fair market value of the shares on the date of the grant. No stock option will be exercisable after the expiration of ten years from the date of grant. In the case of an ISO granted to an employee who owns more than 10% of PFC's outstanding common shares at the time an ISO is granted under the Stock Option Plan, however, the exercise price of the ISO may not be less than 110% of the fair market value of the shares on the date of the grant and the ISO may not be exercisable after the expiration of five years from the date of grant.

     An option recipient will not be permitted to transfer or assign an option other than by will or in accordance with the laws of descent and distribution. If an officer or director is "terminated for cause," as defined in the Stock Option Plan, any option which has not been exercised shall terminate as of the date of such termination for cause.

     PFC will receive no monetary consideration for the granting of options under the Stock Option Plan. Upon the exercise of options, PFC will receive payment of cash or, if acceptable to the Stock Option Committee, common shares of PFC or surrendered outstanding stock options. The market value of the common shares underlying the options reserved for the Stock Option Plan is $2,050,139, based upon the number of shares reserved, multiplied by the $13.75 per share closing bid price quoted by The Nasdaq SmallCap Market ("Nasdaq") on January 22, 1997.

Tax Treatment of Incentive Stock Options

     An optionee who is granted an ISO will not recognize taxable income either on the date of grant or on the date of exercise, although the alternative minimum tax may apply. Upon disposition of shares acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. If the optionee disposes of the shares within two years of the date of grant or within one year from the date of the transfer of the shares to the optionee (a "Disqualifying Disposition"), however, then the optionee will recognize ordinary income, as opposed to capital gain, at the time of disposition in an amount generally equal to the lesser of (i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending upon the period of time the shares have been held.

     PFC is not entitled to a tax deduction upon either the exercise of an ISO or the disposition of shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying
Disposition. Ordinary income from a Disqualifying Disposition will constitute compensation but will not be subject to tax withholding, nor will it be considered wages for payroll tax purposes.

     If the holder of an ISO pays the exercise price, in whole or in part, with previously acquired shares, the exchange should not affect the ISO tax treatment of the exercise. Upon such exchange, and except as otherwise described herein, no gain or loss is recognized by the optionee upon delivering previously acquired shares to PFC, and shares received by the optionee equal in number to previously acquired common shares exchanged therefor will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. (The optionee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements for avoidance of a Disqualifying Disposition.) Shares received by the optionee in excess of the number of shares previously acquired will have a basis of zero and a holding period which commences as of the date the shares are transferred to the optionee upon exercise of the ISO. If the exercise of an ISO is effected using shares previously acquired through the exercise of an ISO, the exchange of such previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

Tax Treatment of Non-qualified Options

     An optionee receiving a Non-qualified Option does not recognize taxable income on the date of grant of the option, provided that the option does not have a readily ascertainable fair market value at the time it is granted. The optionee must recognize ordinary income generally at the time of exercise of a Non-qualified Option in the amount of the difference between the fair market value of the shares on the date of exercise and the option price. The ordinary income received will constitute compensation for which tax withholding by PFC generally will be required. The amount of ordinary income recognized by an optionee will be deductible by PFC in the year that the optionee recognizes the income if PFC complies with the applicable withholding requirement.

     If, at the time of exercise, the sale of the shares could subject the optionee to short-swing profit liability under Section 16(b) of the Securities Exchange Act of 1934, such person generally will not recognize ordinary income until the date that the optionee is no longer subject to such Section 16(b) liability. Upon such date, the optionee will recognize ordinary income in an amount equal to the fair market value of the shares on such date less the option exercise price. Nevertheless, the optionee may elect under Section 83(b) of the Code within 30 days of the date of exercise to recognize ordinary income as of the date of exercise, without regard to the restriction of Section 16(b).

     Shares acquired upon the exercise of a Non-qualified Option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize long-term capital gain or loss if the optionee has held the shares for more than one year prior to disposition, or short-term capital gain or loss if the optionee has held the shares for one year or less.

     If a holder of a Non-qualified Option pays the exercise price, in whole or in part, with previously acquired shares, the optionee will recognize ordinary income in the amount by which the fair market value of the shares received exceeds the exercise price. The optionee will not recognize gain or loss upon delivering such previously acquired shares to PFC. Shares received by an optionee equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period as such previously acquired shares. Shares received by an optionee in excess of the number of such previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares will commence as of the date of exercise or such other relevant date.

Proposed Awards

     The Board of Directors of PFC adopted the Stock Option Plan on January 22, 1997. If the shareholders approve the Stock Option Plan, the Stock Option Committee expects to grant an option to purchase 7,455 common shares of PFC to each non-employee director and the following options to the executive officers:

                NAME OF RECIPIENT     SHARES SUBJECT TO OPTIONS
                -----------------     -------------------------

                Paul von Gunten                22,365
                William P. Hart                 6,710
                Linda L. Fowler                 6,710
                James R. Rinehart               6,709
                Cindy A. Wagner                 6,709

Options to purchase 17,893 common shares will also be granted to the employees of PFC and Peoples Federal who are not executive officers. No determination has yet been made with respect to the extent to which the options granted to employees will be ISOs.

     The Stock Option Committee may grant options under the Stock Option Plan to the directors, officers and employees of PFC and Peoples Federal in the future at such times as they deem most beneficial to PFC and Peoples Federal on the basis of the individual participant's responsibility, tenure and future potential.

     The Board of Directors of PFC recommends that the shareholders of PFC approve the Stock Option Plan.

     Accordingly, the shareholders of PFC will be asked to approve the following resolution at the Annual Meeting:

            RESOLVED, that the Peoples Financial Corporation 1997 Stock Option and Incentive Plan be, and it hereby is, approved.


         PROPOSAL THREE - APPROVAL OF THE PEOPLES FINANCIAL CORPORATION
               RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

General

     On January 22, 1997, the Board of Directors of PFC adopted the RRP. In accordance with the terms of the RRP and regulations of the OTS, the RRP must also be approved by the holders of a majority of the outstanding shares of PFC. The provisions of the RRP comply with OTS regulations. The OTS in no way endorses or approves the RRP. The Board of Directors of PFC recommends that the shareholders of PFC approve the RRP.

     The following is a summary of the terms of the RRP and is qualified in its entirety by reference to the full text of the RRP, a copy of which is attached hereto as Exhibit B.

Purpose, Administration and Eligibility

     The purpose of the RRP is to reward and retain directors, officers and certain key employees of PFC and Peoples Federal by providing them with an ownership interest in PFC. If the shareholders approve the RRP at the Annual Meeting, PFC expects to contribute sufficient funds to enable the RRP to purchase up to 59,640 common shares of PFC at the market price at the time of such purchase. At January 22, 1997, approximately 20 persons were eligible to receive awards granted under the RRP.

     The RRP will be administered by a committee of directors composed of at least three directors of PFC who are not employees of Peoples Federal or PFC (the "RRP Committee") and who will determine the number of shares to be awarded to eligible participants. The RRP Committee may make awards under the RRP to the officers and employees of PFC and Peoples Federal at such times as they deem most beneficial to PFC on the basis of the individual participant's position, duties and responsibilities, the value of the participant's services to PFC and other factors the RRP Committee deems relevant. Grants must be made in accordance with OTS regulations, which provide that no individual may be awarded more than 25% of the shares that are reserved for issuance under the RRP, and directors who are not employees of PFC or Peoples Federal may not receive more than 5% of such shares individually or 30% in the aggregate. The RRP will purchase the 59,640 common shares of PFC in the open market or from the authorized but unissued shares of PFC.

     In the event that the RRP purchases all 59,640 shares from authorized but unissued shares of PFC, the interests of current shareholders will be diluted by approximately 3.85%.

Terms

     Unless the RRP Committee specifies a longer period of time, one-fifth of the number of shares awarded to an individual will become earned and non-forfeitable on each of the first five anniversaries of the date of such award. Compensation expense in the amount of the fair market value of the RRP shares will be recognized as the shares are earned. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director of both PFC and Peoples Federal or an employee of Peoples Federal or PFC, except that in the event of the death or disability of a participant, the participant's shares will be deemed to be earned and non-forfeitable.

     The shares, together with any cash dividends or distributions paid thereon, will be distributed as soon as practicable after they are earned. A participant may direct the voting of all shares awarded to him or her which have been earned but have not yet been distributed to him or her. Shares that have been awarded but not earned will be voted in the discretion of the RRP Trustee to be appointed by the RRP Committee. Shares that have been awarded but not earned may not be transferred.

     The Board of Directors of PFC may, by resolution, amend or terminate the RRP.

Tax Treatment of Shares Awarded Under the RRP

     Persons receiving shares under the RRP generally will not recognize income upon the award of such shares but will recognize ordinary income when and to the extent such shares become earned and non-forfeitable, in an amount equal to the fair market value of the shares at the time such shares become earned and non-forfeitable plus the amount of any earnings distributed to the participant with respect to such shares. If applicable withholding requirements are satisfied, PFC will be entitled to a deduction each year in an amount equal to the income, if any, recognized by participants for such year.

Proposed Awards

     The Board of Directors of PFC adopted the RRP on January 22, 1997. If the shareholders approve the RRP, PFC expects to contribute sufficient funds to the RRP Trust to enable the RRP Trust to purchase up to 59,640 common shares of PFC at the market price at the time of such purchase. After such purchase, the RRP Committee expects to award 2,982 common shares of PFC to each non-employee director and the following awards to the executive officers of Peoples Federal:

               NAME OF RECIPIENT    SHARES TO BE AWARDED
               -----------------    --------------------
               Paul von Gunten             11,928
               William P. Hart              3,000
               Linda L. Fowler              7,000
               James R. Rinehart            5,000
               Cindy A. Wagner              4,000

The RRP Committee also intends to award 1,874 common shares to the employees of Peoples Federal who are not executive officers. The RRP Committee may award shares under the RRP to the directors, officers and key employees of PFC and Peoples Federal in the future at such times as they deem most beneficial to PFC and Peoples Federal on the basis of the individual participant's responsibility, tenure and future potential.

     The Board of Directors of PFC recommends that the shareholders of PFC approve the RRP.

     Accordingly, the shareholders of PFC will be asked to approve the following resolution at the Annual Meeting:

            RESOLVED, that the Peoples Financial Corporation Recognition and Retention Plan and Trust Agreement be, and it hereby is, approved.

                                NEW PLAN BENEFITS

     The following table sets forth certain information with respect to the options expected to be granted pursuant to the Stock Option Plan and the awards expected to be made pursuant to the RRP to the directors, executive officers and employees of Peoples Federal. PFC does not currently have any employees, and all of the directors and executive officers of PFC are also directors and executive officers of Peoples Federal.

                              STOCK OPTION PLAN               RRP
                             ------------------  -------------------------------
NAME AND POSITION            SHARES SUBJECT TO   DOLLAR VALUE ($)(1)  SHARES (#)
-----------------                 OPTIONS        -----------------    ----------
                             -----------------

Paul von Gunten, President         22,365            $164,010          11,928
All executive officers, as a
 group (5 persons)                 49,203             425,260          30,928
All directors who are not
 executive officers, as a          37,275             205,013          14,910
 group (5 persons)
All employees who are not
 executive officers, as a          17,893              25,768           1,874
 group (10 persons)

-------------------------------

(1) Based upon the number of shares awarded multiplied by the $13.75 per share closing bid price quoted by The Nasdaq Stock Market on January 22, 1997.


                      PROPOSAL FOUR - SELECTION OF AUDITORS

     On September 16, 1996, PFC, with the approval of its Board of Directors, released Hall, Kistler as PFC's independent auditor and engaged Grant Thornton to act in such capacity. The reports of Hall, Kistler on the financial statements of Peoples Federal for the fiscal years ended September 30, 1994 and 1995, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended September 30, 1994 and 1995, and the interim period through September 16, 1996, there were no disagreements between PFC or Peoples Federal and Hall, Kistler on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure.

     The Board of Directors has selected Grant Thornton as the auditors of PFC and Peoples Federal for the current fiscal year and recommends that the shareholders ratify such selection. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.


                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

     Any proposals of shareholders intended to be included in the proxy statement for the 1998 Annual Meeting of Shareholders of PFC should be sent to PFC by certified mail and must be received by PFC not later than August 17, 1997.

     Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                          By Order of the Board of Directors




                                          Paul von Gunten, President

Massillon, Ohio
February 7, 1997

                                    EXHIBIT A


                          PEOPLES FINANCIAL CORPORATION
                      1997 STOCK OPTION AND INCENTIVE PLAN


     1. Purpose. The purpose of the Peoples Financial Corporation 1997 Stock Option and Incentive Plan (this "Plan") is to promote and advance the interests of Peoples Financial Corporation (the "Company"), and its shareholders by enabling the Company to attract, retain and reward directors, managerial and other key employees of the Company and any Subsidiary (hereinafter defined), and to strengthen the mutuality of interests between such directors and employees and the Company's shareholders by providing such persons with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

     2. Definitions. For purposes of this Plan, the following terms shall have the meanings set forth below:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto, together with rules, regulations and interpretations promulgated thereunder.

          (c) "Committee" means the Committee of the Board constituted as provided in Section 3 of this Plan.

          (d) "Common Shares" means the common shares, without par value, of the Company or any security of the Company issued in substitution, in exchange or in lieu thereof.

          (e)  "Company"   means   Peoples   Financial   Corporation,   an  Ohio
     corporation, or any successor corporation.

          (f) "Employment" means regular employment with the Company or a Subsidiary and does not include service as a director only.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

          (h) "Fair Market Value" shall be determined as follows:

               (i) If the Common Shares are traded on a national securities exchange at the time of grant of the Stock Option, then the Fair Market Value shall be the average of the highest and the lowest selling price on such exchange on the date such Stock Option is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

               (ii) If the Common Shares are quoted on The Nasdaq Stock Market at the time of the grant of the Stock Option, then the Fair Market Value shall be the mean between the closing high bid and low asked quotation with respect to a Common Share on such date on The Nasdaq Stock Market.

               (iii)If the Common Shares are not traded on a national securities exchange or quoted on The Nasdaq Stock Market, then the Fair Market Value shall be as determined by the Committee.

          (i) "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          (j) "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is not an Incentive Stock Option.

          (k) "OTS" means the Office of Thrift Supervision, Department of the Treasury.

          (l) "Participant" means an employee or director of the Company or a Subsidiary who is granted an Award under this Plan. Notwithstanding the foregoing, for the purposes of the granting of any Incentive Stock Option under this Plan, the term "Participant" shall include only employees of the Company or a Subsidiary.

          (m) "Plan" means the Peoples Financial Corporation 1997 Stock Option and Incentive Plan, as set forth herein and as it may be hereafter amended from time to time.

          (n) "Stock Option" means an award to purchase Common Shares granted pursuant to the provisions of Section 6 of this Plan.

          (o) "Subsidiary" means any corporation or entity in which the Company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power and includes, without limitation, Peoples Federal Savings and Loan Association of Massillon.

          (p) "Terminated for Cause" means any removal of a director or discharge of an employee for the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations or similar offenses), a material violation of a final cease-and-desist order or any other action of a director or employee which results in a substantial financial loss to the Company or a Subsidiary.

     3. Administration.

          (a) This Plan shall be administered by the Committee to be comprised of not less than three of the members of the Board who are not employees of the Company. The members of the Committee shall be appointed from time to time by the Board. Members of the Committee shall serve at the pleasure of the Board, and the Board may from time to time remove members from, or add members to, the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. An action approved in writing by a majority of the members of the Committee then serving shall be fully as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

          (b) The Committee is authorized to construe and interpret this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of this Plan shall be final, conclusive and binding upon all persons participating in this Plan and any person validly claiming under or through persons participating in this Plan. The Company shall effect the granting of Stock Options under this Plan in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

     4. Duration of, and Common Shares Subject to, this Plan.

          (a) TERM. This Plan shall terminate on the date which is ten (10) years from the date on which this Plan is adopted by the Board, except with respect to Stock Options then outstanding. Notwithstanding the foregoing, no Incentive Stock Option may be granted under this Plan after the date which is ten (10) years from the date on which this Plan is adopted by the Board or the date on which this Plan is approved by the shareholders of the Company, whichever is earlier.

          (b) COMMON SHARES SUBJECT TO PLAN. The maximum number of Common Shares in respect of which Stock Options may be granted under this Plan, subject to adjustment as provided in Section 9 of this Plan, shall be ten percent of the total Common Shares sold in connection with the conversion of Peoples Federal Savings and Loan Association of Massillon from mutual to stock form.

     For the purpose of computing the total number of Common Shares available for Stock Options under this Plan, there shall be counted against the foregoing limitations the number of Common Shares subject to issuance upon exercise or settlement of Stock Options as of the dates on which such Stock Options are granted. If any Stock Options are forfeited, terminated or exchanged for other

Stock Options, or expire unexercised, the Common Shares which were theretofore subject to such Stock Options shall again be available for Stock Options under this Plan to the extent of such forfeiture, termination or expiration of such Stock Options.

     Common Shares which may be issued under this Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares shall be issued under this Plan.

     5. Eligibility and Grants. Persons eligible for Stock Options under this Plan shall consist of directors and managerial and other key employees of the Company or a Subsidiary who hold positions with significant responsibilities or whose performance or potential contribution, in the judgment of the Committee, will benefit the future success of the Company or a Subsidiary. In selecting the directors and employees to whom Stock Options will be awarded and the number of shares subject to such Stock Options, the Committee shall consider the position, duties and responsibilities of the eligible directors and employees, the value of their services to the Company and the Subsidiaries and any other factors the Committee may deem relevant.

     6. Stock Options. Stock Options granted under this Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options, and such Stock Options shall be subject to the following terms and conditions as the Committee shall deem desirable:

          (a) GRANT. Stock Options may be granted under this Plan on terms and conditions not inconsistent with the provisions of this Plan and in such form as the Committee may from time to time approve and shall contain such additional terms and conditions, not inconsistent with the express provisions of this Plan; provided, however, that no more than 25% of the shares subject to Stock Options may be awarded to any individual who is an employee of the Company or a Subsidiary, no more than 5% of such shares may be awarded to any director who is not an employee of the Company or a Subsidiary and no more than 30% of such shares may be awarded to non-employee directors in the aggregate.

          (b) STOCK OPTION PRICE. The option exercise price per Common Share purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that in no event shall the exercise price of a Stock Option be less than 100% of the Fair Market Value of the Common Shares on the date of the grant of such Stock Option. Notwithstanding the foregoing, in the case of a Participant who owns Common Shares representing more than 10% of the outstanding Common Shares at the time the Incentive Stock Option is granted, the option exercise price shall in no event be less than 110% of the Fair Market Value of the Common Shares at the time the Incentive Stock Option is granted.

          (c) STOCK OPTION TERMS. Subject to the right of the Company to provide for earlier termination in the event of any merger, acquisition or consolidation involving the Company, the term of each Stock Option shall be fixed by the Committee; except that the term of Incentive Stock Options will not exceed ten years after the date the Incentive Stock Option is granted; provided, however, that in the case of a Participant who owns a number of Common Shares representing more than 10% of the Common Shares outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five years.

          (d) EXERCISABILITY. Except as set forth in Section 6(f) and Section 7 of this Plan, Stock Options awarded under this Plan shall become exercisable at the rate of one-fifth per year commencing on the date that is one year after the date of the grant of the Stock Option and shall be subject to such other terms and conditions as shall be determined by the Committee at the date of grant.

          (e) METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Common Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash or, if acceptable to the Committee in its sole discretion, in Common Shares already owned by the Participant, or by surrendering outstanding Stock Options. The Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Options and sell Common Shares thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such shares.

          (f) SPECIAL RULE FOR INCENTIVE STOCK OPTIONS. With respect to Incentive Stock Options granted under this Plan, to the extent the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable under all plans of the Company or a Subsidiary for the first time by a Participant during any calendar year exceeds $100,000, or such other limit as may be required by the Code, such Stock Options shall be Non-Qualified Stock Options to the extent of such excess.

     7. Termination of Employment or Directorship.

          (a) Except in the event of the death or disability of a Participant, upon the resignation, removal or retirement from the board of directors of any Participant who is a director of the Company or a Subsidiary or upon the termination of Employment of a Participant who is not a director of the Company or a Subsidiary, any Stock Option which has not yet become exercisable shall thereupon terminate and be of no further force or effect, and, subject to extension by the Committee, any Stock Option which has become exercisable shall terminate if it is not exercised within 12 months of such resignation, removal or retirement.

          (b) Unless the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become exercisable in full on the date of termination of a Participant's employment or directorship with the Company or a Subsidiary because of his death or disability, and, subject to extension by the Committee, all
     Options shall terminate if not exercised within 12 months of the Participant's death or disability.

          (c) In the event the Employment or the directorship of a Participant is Terminated for Cause (hereinafter defined), any Option which has not been exercised shall terminate as of the date of such termination for cause.

     8. Non-transferability of Stock Options. No Stock Option under this Plan, and no rights or interests therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution. During the lifetime of a Participant, Stock Options are exercisable only by, and payments in settlement of Stock Options will be payable only to, the Participant or his or her legal representative.

     9. Adjustments Upon Changes in Capitalization.

          (a) The existence of this Plan and the Stock Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize the following: any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business; any merger, acquisition or consolidation of the Company; any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof; the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, including any merger or acquisition which would result in the exchange of cash, stock of another company or options to purchase the stock of another company for any Stock Option outstanding at the time of such corporate transaction or which would involve the termination of all Stock Options outstanding at the time of such corporate transaction.

          (b) In the event of any change in capitalization affecting the Common Shares of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Common Shares for which Stock Options in respect thereof may be granted under this Plan, the maximum number of Common Shares which may be sold or awarded to any Participant, the number of Common Shares covered by each outstanding Stock Option, and the exercise price per share in respect of outstanding Stock Options.

          (c) The Committee may also make such adjustments in the number of shares covered by, and the exercise price or other value of, any outstanding Stock Options in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders. In the event of a distribution of cash by the Company to its shareholders that is deemed a tax-free distribution of capital, the exercise price of each Stock Option awarded prior to the declaration of such distribution shall be reduced by the per share amount of such distribution. In the event that another corporation or business entity is being acquired by the Company, and the Company agrees to assume outstanding employee stock options and/or the obligation to make future grants of options or rights to employees of the acquired entity, the aggregate number of Common Shares available for Stock Options under Section 4 of this Plan may be increased accordingly.

     10. Amendment and Termination of this Plan. Without further approval of the shareholders, the Board may at any time terminate this Plan, or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would (a) increase the aggregate number of Common Shares which may be issued under this Plan (except for adjustments pursuant to Section 9 of this
Plan), (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) materially increase the benefits accruing to Participants under this Plan. The above notwithstanding, the Board may amend this Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

     11. Modification of Options. The Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Stock Option which the Board believes to be in the best interests of the Company; provided, however, that no such modification, extension or renewal shall reduce the exercise price or confer on the holder of such Stock Option any right or benefit which could not be conferred on him by the grant of a new Stock Option at such time and shall not materially decrease the Participant's benefits under the Stock Option without the consent of the holder of the Stock Option, except as otherwise permitted under this Plan.

     12. Miscellaneous.

          (a) TAX WITHHOLDING. The Company shall have the right to deduct from any settlement, including the delivery or vesting of Common Shares, made under this Plan any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligation for the payment of such taxes. If Common Shares are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

          (b) NO RIGHT TO EMPLOYMENT. Neither the adoption of this Plan nor the granting of any Stock Option shall confer upon any employee of the Company or a Subsidiary any right to continued Employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the Employment of any of its employees at any time, with or without cause.

          (c) ANNULMENT OF STOCK OPTIONS. The grant of any Stock Option under this Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Stock Option payable in Common Shares is provisional until the Participant becomes entitled to the certificate in settlement thereof. In the event the Employment or the directorship of a Participant is Terminated for Cause, any Stock Option which is provisional shall be annulled as of the date of such termination.

          (d) OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under a Stock Option made pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that a Stock Option or portion of a Stock Option should be included to accurately reflect competitive compensation practices or to recognize that a Stock Option has been made in lieu of a portion of competitive annual cash compensation. Stock Options under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, stock options or payments under any other plans of the Company or a Subsidiary. This Plan notwithstanding, the Company or any

     Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward directors and employees for their service with the Company and its Subsidiaries.

          (e) SECURITIES LAW RESTRICTIONS. No Common Shares shall be issued under this Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Common Shares delivered under this Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (f) STOCK OPTION AGREEMENT. Each Participant receiving a Stock Option under this Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Stock Option and such related matters as the Committee shall, in its sole discretion, determine.

          (g) COST OF PLAN. The costs and expenses of administering this Plan shall be borne by the Company.

          (h) GOVERNING LAW. This Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent that federal law shall be deemed applicable.

          (i) EFFECTIVE DATE. This Plan shall be effective upon the later of adoption by the Board and approval by the Company's shareholders. This Plan shall be submitted to the shareholders of the Company for approval at an annual or special meeting of shareholders to be held no sooner than six months after the effective date of the Conversion.

                                    EXHIBIT B


                          PEOPLES FINANCIAL CORPORATION
                         RECOGNITION AND RETENTION PLAN
                               AND TRUST AGREEMENT


                                    ARTICLE I
                                   DEFINITIONS

     The following words and phrases when used in this Agreement with an initial capital letter shall have the meanings set forth below, unless the context clearly indicates otherwise. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

     1.01 "Agreement" means the Peoples Financial Corporation Recognition and Retention Plan and Trust Agreement.

     1.02 "Association" means Peoples Federal Savings and Loan Association of Massillon, a savings and loan association incorporated under the laws of the United States.

     1.03 "Award" means a right granted to a Director or an Employee under this Plan to receive Plan Shares.

     1.04 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under this Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's estate.

     1.05 "Board" means the Board of Directors of the Corporation.

     1.06 "Committee" means the Recognition and Retention Plan Committee appointed by the Board pursuant to Article IV hereof.

     1.07 "Common Shares" means common shares of the Corporation.

     1.08 "Conversion" means the conversion of the Association from mutual to stock form.

     1.09 "Corporation" means Peoples Financial Corporation, a savings and loan holding company incorporated under the laws of the State of Ohio for the purpose of holding all of the common shares of the Association issued in connection with the Conversion.

     1.10 "Director" means any person who is a member of the Board of Directors of the Corporation, the Association or a Subsidiary.

     1.11 "Employee" means any person who is employed by the Corporation, the Association or a Subsidiary.

     1.12  "Person"  means  an  individual,  corporation,   partnership,  trust,
association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

     1.13 "Plan" means the Recognition and Retention Plan established by this Agreement.

     1.14 "Plan Shares" means the Common Shares held pursuant to the Trust and which are awarded or issuable to a Recipient pursuant to the Plan.

     1.15 "Plan Share Reserve" means the Common Shares held by the Trustee pursuant to Sections 5.02 and 5.03 of this Agreement.

     1.16 "Recipient" means any Director or Employee who receives an Award under the Plan.

     1.17   "Subsidiaries"   means   subsidiaries  of  the  Corporation  or  the
Association which, with the consent of the Board, agree to participate in the Plan.

     1.18 "Trust" means the trust established by this Agreement.

     1.19 "Trustee(s)" means the person(s) or entity approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.


                                   ARTICLE II
                       ESTABLISHMENT OF THE PLAN AND TRUST

     2.01 The Corporation hereby establishes a Recognition and Retention Plan and Trust upon the terms and subject to the conditions set forth in this Agreement.

     2.02 The Trustee hereby accepts the Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions of this Agreement.


                                   ARTICLE III
                               PURPOSE OF THE PLAN

     3.01 The purpose of the Plan is to reward and retain the Directors and Employees of the Corporation, the Association and the Subsidiaries who are in key positions of responsibility by providing such Directors and Employees with an equity interest in the Corporation as reasonable compensation for their contributions to the Corporation, the Association and the Subsidiaries.


                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

     4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of not less than three members of the Board who are not employees of the Corporation or the Association. The Committee shall have all of the powers set forth in this Plan. The interpretation and construction by the Committee of any provisions of this Agreement or of any Award granted hereunder shall be final, conclusive and binding. The Committee shall act by the vote, or the written consent, of a majority of its members. The Committee shall report actions and decisions with respect to the Plan to the Board upon request by the Board.

     4.02 Role of the Board. The members of the Committee and the Trustee(s) shall be appointed or approved by and will serve at the pleasure of the Board. The Board may in its discretion from time to time remove members from or add members to the Committee and may remove, replace or add Trustee(s). The Board, in its absolute discretion, may take any action under or with respect to the Plan which the Committee is authorized to take and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan or take any other action reserved to the Board under this Agreement; provided, however, that the Board may not revoke any Award already granted under this Agreement. All decisions, determinations and interpretations of the Board shall be final, conclusive and binding upon all parties having an interest in the Plan.

     4.03 Limitation on Liability. No member of the Board or the Committee, nor any Trustee, shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Awards granted under the Plan. If a member of the Board or of the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by such member in such capacity under or with respect to this Plan, the Corporation shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such member in connection with such action, suit or proceeding if such member acted in good faith and in a manner such member reasonably believed to be in or not opposed to the best interests of the Corporation, the Association and the Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe such member's conduct was unlawful.


                                    ARTICLE V
                        CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 Amount and Timing of Contributions. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Corporation to the Trust. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Directors or Employees shall be permitted.

     5.02 Investment of Trust Assets.  Except as otherwise  permitted by Section
8.02 of this Agreement, the Trustee shall invest all of the Trust's assets, after providing for any required withholding as needed for tax purposes, exclusively in Common Shares; provided, however, that the Trust shall not purchase a number of Common Shares equal to more than 3% of the number of Common Shares issued in connection with the Conversion, except that if the Association's tangible capital exceeds 10%, the Trust may purchase a number of Common Shares equal to up to 4% of the Common Shares issued in connection with the Conversion. After such investment, the Common Shares shall be held by the Trustee in the Plan Share Reserve until such Common Shares are subject to one or more Awards. Any funds held by the Trust before purchasing Common Shares shall be invested by the Trustee in such interest-bearing account or accounts at the Association as the Trustee shall determine to be appropriate.

     5.03 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Awards under Section 6.02 of this Agreement, or the decision of the Committee to return Plan Shares to the Corporation, the Plan Share Reserve shall be reduced by the number of Plan Shares so allocated or returned. Any Plan Shares subject to an Award which is subject to forfeiture by the Recipient pursuant to Section 7.01 of this Agreement shall be retained in the Plan Share Reserve.


                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

     6.01 Eligibility. Directors and Employees are eligible to receive Awards within the sole discretion of the Committee, subject to review and approval or rejection by the Board.

     6.02 Allocations. The Committee will determine which of the Directors and Employees will be granted Awards and the number of Plan Shares covered by each Award; provided, however, that: (a) the aggregate number of Plan Shares covered by Awards to any one Employee shall not exceed 25% of the total number of Plan Shares, (b) no more than 5% of the Plan Shares shall be awarded to any Director who is not an Employee, and (c) no more than 30% of the Plan Shares shall be awarded in the aggregate to Directors who are not Employees. In the event Plan Shares are forfeited for any reason or additional Plan Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Employees will be granted additional Awards to be awarded from forfeited or additional Plan Shares.

     In selecting the Directors and Employees to whom Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Directors and Employees, the value of their services to the Corporation, the Association and the Subsidiaries and any other factors the Committee may deem relevant. All allocations by the Committee shall be subject to review and approval or rejection by the Board.

     6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 of this Agreement that an Award is to be made, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee determines that an Award is to be made or a later date designated by the Committee shall be considered the date of grant of the Awards. The Committee shall maintain records as to all grants of Awards under the Plan.

     6.04 Allocations Not Required. None of the Directors or Employees, either individually or as a group, shall have any right or entitlement to receive an Award under the Plan. The Committee may, with the approval of the Board, and shall, if so directed by the Board, return all Common Shares and other assets in the Plan Share Reserve to the Corporation at any time and thereafter cease issuing Awards.

     6.05 Shareholder Approval. This Agreement shall be submitted to the shareholders of the Corporation at an annual or special meeting to be held no sooner than six months after the effective date of the Conversion. Notwithstanding anything to the contrary in this Agreement, no Awards shall be granted hereunder until the shareholders of the Corporation approve this Agreement.


                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01 Earning Plan Shares; Forfeitures.

     (a) General Rules. Unless the Committee shall specifically state a longer period of time over which Awards shall be earned and non-forfeitable at the time an Award is granted, Plan Shares shall be earned and non-forfeitable by a Recipient over a period of five years at the rate of one-fifth per year commencing on the date which is one year after the date of the grant of such Award. As Plan Shares become earned and non-forfeitable, any cash dividends, returned capital and earnings thereon shall also be earned and non-forfeitable.

     (b)  Revocation.   Unless  otherwise   permitted  by  applicable  laws  and
regulations, any Plan Shares and any cash dividends, returned capital and earnings thereon that have not been earned and are not non-forfeitable in accordance with Section 7.01(a) of this Agreement shall be forfeited in the event that (i) a Recipient who is a Director ceases to serve on the Board of Directors of both the Corporation and the Association or (ii) a Recipient who is not a Director of the Corporation or the Association ceases to be an Employee of the Corporation or the Association, except as otherwise provided in subsection
(c) of this Section 7.01.

     (c) Exception for Terminations Due to Death or Disability. All Plan Shares and cash dividends, returned capital and earnings thereon subject to an Award held by a Recipient whose service as a Director or Employee of the Corporation, the Association or a Subsidiary terminates due to (i) death or (ii) disability (as determined by the Committee) shall be deemed fully earned and non-forfeitable as of the later of the Recipient's last day of service as a Director or as an Employee and shall be distributed as soon as practicable thereafter.

     7.02 Distribution of Plan Shares.

     (a) Timing of Distributions: General Rule. Except as otherwise provided in this Agreement, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned, together with any cash dividends, returned capital and earnings thereon with respect to Plan Shares that have been earned.

     (b) Form of Distribution. All distributions of Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Shares. No fractional shares shall be distributed. Payments representing cash dividends, returned capital and earnings thereon shall be made in cash.

     (c) Withholding. The Trustee may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes and, if the amount of such cash payment is not sufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation, the Association or the Subsidiary which employs or employed such Recipient or which the Recipient serves or served as a Director, any such amount withheld from or paid by the Recipient or Beneficiary.

     (d) Regulatory Exceptions. Notwithstanding anything to the contrary in this Agreement, no Plan Shares, upon becoming fully earned and non-forfeitable, shall be distributed unless and until all of the requirements of all applicable laws and regulations shall have been met.

     7.03 Voting of Plan Shares. All Common Shares held by the Trustee in the Plan Share Reserve which have not yet been earned by a Recipient pursuant to
Section 7.01 of this Agreement shall be voted by the Trustee. A Recipient shall be entitled to direct the voting of Plan Shares which have been earned pursuant to Section 7.01 of this Agreement but have not yet been distributed to him.

                                  ARTICLE VIII
                                      TRUST

     8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and the Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Agreement.

     8.02 Management of Trust. The Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares not held in the Plan Share Reserve, in Common Shares to the fullest extent practicable, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. The Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

          (a) To invest up to 100% of all Trust assets in Common Shares without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and, in making such investment, the Trustee is authorized to purchase Common Shares from the Corporation or from any other source. Such Common Shares so purchased may be outstanding, newly issued or treasury shares;

          (b) To invest any Trust assets not otherwise invested in accordance with Section 8.02(a) of this Agreement in such deposit accounts and certificates of deposit (including those issued by the Association), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash;

          (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust;

          (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust);

          (e) To hold cash without interest in such amounts as may be reasonable, in the opinion of the Trustee, for the proper operation of the Plan and the Trust;

          (f)  To  employ   brokers,   agents,   custodians,   consultants   and
     accountants;

          (g) To hire counsel to render advice with respect to the Trustee's rights, duties and obligations hereunder, and such other legal services or representation as the Trustee may deem desirable; and

          (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or to give bond.

     8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated, in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. Without limiting the generality of the foregoing, any earnings on cash dividends or returned capital received with respect to Common Shares shall be allocated (a) to accounts for Recipients, if such shares are the subject of outstanding Awards, and shall become earned and be distributed as specified in Article VII of this Agreement, or (b) or otherwise to the Plan Share Reserve if such Plan Shares are not the subject of outstanding awards.

     8.05 Expenses. All costs and expenses incurred in the operation and administration of the Plan shall be paid by the Association.


                                   ARTICLE IX
                                  MISCELLANEOUS

     9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Awards and the number of Plan Shares to which any Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding Common Shares issued subsequent to the effective date of the Plan if such increase or decrease resulted from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

     9.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan. The power to amend or terminate the Plan shall include the power to direct the Trustee to return to the Corporation or the Association all or any part of the assets of the Trust, including Common Shares held in the Plan Share Reserve, as well as Common Shares and other assets subject to Awards which are not yet earned by the Directors or Employees to whom they are allocated; provided, however, that the termination of the Trust shall not affect a Recipient's right to earn Awards and to the distribution of Common Shares relating thereto, including earnings thereon, in accordance with the terms of this Agreement and the grant by the Committee or the Board.

     9.03 Nontransferable. Awards shall not be transferable by a Recipient. During the lifetime of the Recipient, an Award may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03 of this Agreement. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or the Trust, nor shall the Corporation, the Association or any Subsidiary be subject to any claim for benefits hereunder.

     9.04 Directorship Rights. Neither this Agreement nor any grant of an Award hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Director to continue to serve as a Director of the Association or a Subsidiary.

     9.05 Employment Rights. Neither this Agreement nor any grant of an Award hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Employee to continue in the employ of the Corporation, the Association or a Subsidiary.

     9.06 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by an Award, except as expressly provided in Sections 7.01, 7.02 and
7.03 of this Agreement, prior to the time such Plan Shares are actually distributed to such Recipient.

     9.07 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Ohio, except to the extent that federal law shall be deemed applicable.

     9.08 Effective Date. Subject to Section 6.05 of this Agreement, this Agreement shall be effective as of the ___ day of ____________, 1997.

     9.09 Term of Plan. The Plan shall remain in effect until the earlier of (a) the termination of the Plan by the Board or (b) the distribution of all assets from the Trust. The termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been earned and paid or by their terms expire or are forfeited.

     9.10 Tax Status of Trust. It is intended that the trust established hereby be treated as a grantor trust of the Association under the provisions of Section 671, ET SEQ., of the Internal Revenue Code of 1986, as amended (26 U.S.C. ss. 671 ET SEQ.).

     IN WITNESS WHEREOF, the following Trustees execute this Agreement, accepting and binding themselves to undertake and perform the obligations and duties of the Trustee hereunder and consenting to the foregoing Agreement effective the ___ day of ____________, 1997.



                              UNITED NATIONAL BANK AND TRUST COMPANY,
                              TRUSTEE



                              By: ____________________________________ (Trustee)
                                    Samuel M. Lincoln
                                    Vice President and Trust Officer


      IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer and duly attested, all as of the ___ day of ____________, 1997.


                              PEOPLES FINANCIAL CORPORATION



                              By: ______________________________________________
                                    Paul von Gunten
                                    its President


ATTEST:


_____________________________________

_____________________________________
its Secretary

                                 REVOCABLE PROXY


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          PEOPLES FINANCIAL CORPORATION

        PEOPLES FINANCIAL CORPORATION 1997 ANNUAL MEETING Of SHAREHOLDERS
                                 March 19, 1997


     The undersigned shareholder of Peoples Financial Corporation ("PFC") hereby constitutes and appoints James P. Bordner, Thomas E. Shelt and Vince E. Stephan, or any one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of PFC to be held at 211 Lincoln Way East, Massillon, Ohio 44646, on March 19, 1997, at 2:00 p.m. local time (the "Annual Meeting"), all of the shares of PFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.    The election of three directors:

      ______  FOR all nominees           ______  WITHHOLD authority to
               listed below                      vote for all nominees
              (except as marked to the           listed below:
                  contrary below):

                              Victor C. Baker
                              Vincent G. Matecheck
                              Paul von Gunten

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

________________________________________________________________________________

2. The approval of the Peoples Financial Corporation 1997 Stock Option and Incentive Plan.


     ______ FOR                ______ AGAINST                ______ ABSTAIN

3. The approval of the Peoples Financial Corporation Recognition and Retention Plan and Trust Agreement.


     ______ FOR                ______ AGAINST                ______ ABSTAIN

         IMPORTANT: Please sign and date this Proxy on the reverse side.

4. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of PFC for the current fiscal year.


     ______ FOR                ______ AGAINST                ______ ABSTAIN

5. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors recommends a vote "FOR" the nominees and the proposals listed above.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, the shares will be voted FOR proposals 1, 2, 3 and 4.

     All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 1997 Annual Meeting of Shareholders of PFC and of the accompanying Proxy Statement is hereby acknowledged.

     Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


____________________________        ______________________________
Signature                           Signature


____________________________        ______________________________
Print or Type Name                  Print or Type Name


Dated: _____________________        Dated: _______________________


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.